Net loss per share	3 Months Ended
Mar. 31, 2015
Net loss per share

Note 10. Net loss per share

Basic net loss per share is computed by dividing net loss by the weighted-average number of common stock actually outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted-average number of common stock outstanding and dilutive potential common stock that would be issued upon the conversion of preferred stock. For the three months ended March 31, 2014 and 2015, the effect of issuing the potential common stock is anti-dilutive due to the net losses in those periods and the number of shares used to compute basic and diluted earnings per share are the same for each of those periods.

The following is a reconciliation of the number of shares used in the calculation of basic earnings per share and diluted earnings per share during the three months ended March 31, 2014 and 2015 (in thousands, except per share and share data):

	Three Months Ended March 31,
	2014	2015
Net loss	$(834)	$(11,651)

Weighted-average shares used in computing basic and diluted net loss per common share	535,685	6,965,483
Basic and diluted net loss per common share	$(1.56)	$(1.67)

The following potentially dilutive securities outstanding have been excluded from the computations of diluted weighted-average shares outstanding because such securities have an antidilutive impact due to losses reported (in common stock equivalent shares):

	Three Months Ended March 31,
	2015	2014
Convertible preferred stock	—	865,429
Warrants issued to 2010/2012 convertible note holders to purchase common stock	480,147	523,867
Options to purchase common stock	1,458,964	228,223
Warrants issued in 2009 to purchase common stock	9,259	9,259
Warrants issued to underwriter to purchase common stock	82,500	—
Series A warrants to purchase common stock	2,425,605	—
Series B warrants to purchase common stock	1,778,275	—
Series C warrants to purchase common stock	589,510	—